EXHIBIT 10.15

NEITHER THIS WARRANT NOR THE WARRANT SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES OF WARRANT STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

                          GREEN MOUNTAIN CAPITAL, INC.
                          Common Stock Purchase Warrant
       (Expiring on the fifth anniversary of the date of issuance hereof)

This is to certify that, for value received and subject to the conditions herein set forth, ______________________________________ (the "Warrantholder") is
entitled to purchase, at a price per share of Eighteen Cents ($0.18) per share, _____________________ (____________) shares of common stock, par value $0.0001 per share (the "Common Stock"), of Green Mountain Capital, Inc., a Nevada corporation (the "Company"), subject to adjustment as provided below (such shares purchasable upon exercise of this Warrant are herein called the "Warrant Stock"). The amount per share specified above, as adjusted from time to time pursuant to the provisions hereinafter set forth, is herein called the "Purchase Price." This Warrant will be immediately exercisable and may be exercised anytime after its issuance. In the event of a exercise of this Warrant, the Warrantholder shall surrender this Warrant to the Company with payment of the Purchase Price, together with a notice of exercise (the date of such surrender being herein referred to as the "Date of Exercise"), in which event the Company shall issue to the Warrantholder the number of shares of Warrant Stock.

1. By acceptance of this Warrant, the Warrantholder agrees, for itself and all subsequent holders, that prior to making any disposition of this Warrant or any shares of Warrant Stock, the Warrantholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made unless and until (i) the Company has received an opinion of counsel satisfactory to it to the effect that no registration under the Securities Act of 1933, as amended (the "Act"), is required with respect to such disposition; or (ii) a registration statement with respect to the Warrant or the Warrant Stock has been filed by the Company and declared effective by the Securities and Exchange Commission (the "Commission").

2. (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares thereof or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced and conversely, if outstanding shares of Common Stock shall be combined into a smaller number of shares thereof, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable pursuant to the exercise of this Warrant immediately prior to such adjustment multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

      (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subparagraph (a) above), or any consolidation or merger of the Company with or into another corporation, or in the case of any sale, transfer or other disposition to another person, corporation or other entity of all or substantially all the property, assets, business and good will of the Company as an entirety, then, as part of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, as the case may be, lawful provision shall be made so that the registered owner of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which said registered owner would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, as the case may be, said registered owner had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the registered owner of this Warrant such that the provisions set forth herein (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

      (c) In case the Company shall declare a dividend upon shares of Common Stock payable otherwise than out of earnings or earned surplus and otherwise than in shares of Common Stock or in stock or obligations directly or indirectly convertible into or exchangeable for Common Stock, the Warrantholder shall, upon exercise of this Warrant in whole or in part, be entitled to purchase, in addition to the number of shares of Common Stock deliverable upon such exercise against payment of the Purchase Price therefor, but without further consideration, the cash, stock or other securities or property which the holder of Warrant would have received as dividends (otherwise than out of such earnings or earned surplus and otherwise than in shares of Common Stock or in such convertible or exchangeable stock or obligations), if continuously since the date set forth above such holder (i) had been the holder of record of the number of shares of Common Stock deliverable upon such exercise and (ii) had retained all dividends in stock or other securities (other than shares of Common Stock or such convertible or exchangeable stock or obligations) paid or payable in respect of said number of shares of Common Stock or in respect of any such stock or other securities so paid or payable as such dividends. For purposes of this subparagraph (c), a dividend payable otherwise than in cash shall be considered to be payable out of earnings or earned surplus and shall be charged in an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

      (d) In case at any time:

            (i) the Company shall pay any cash or stock dividend upon its Common Stock or make any distribution to the holders of its Common Stock; or

            (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights; or

            (iii) the Company shall effect any capital reorganization or any reclassification of or change in the outstanding capital stock of the Company (other than a stock split, a change in par value, or a change resulting solely from a subdivision or combination of outstanding shares of Common Stock), or any consolidation or merger, or any sale, transfer or other disposition of all or substantially all its property, assets, business and good will as an entirety, or the liquidation, dissolution or winding up of the Company; or

            (iv) the Company shall declare a dividend upon shares of its Common Stock payable otherwise than out of earnings or earned surplus or otherwise than in shares of Common Stock or any stock or obligations directly or indirectly convertible into or exchangeable for Common Stock; or

            (v) the Company shall issue or sell any shares of additional shares of Common Stock at a price per share less than the Purchase Price then in effect or without consideration as set forth in Section 3 hereof;

then, in any such case, the Company shall cause at least fifteen (15) days' prior notice thereof to be furnished to the Warrantholder at the address of such holder shown on the books of the Company. Such notice shall also specify the date on which the books of the Company shall close, or a record be taken, for such stock dividend, distribution or subscription rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution, winding up, or dividend, as the case may be, shall take place, and the date of participation therein by the holders of Common Stock if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the rights of the Warrantholder.

      (e) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Warrantholder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subparagraphs (b) or (c) above or any of the events specified in Section 3(a) hereof.

      (f) The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make any adjustment therefor on the basis of the mean between the closing low bid and closing high asked prices on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System or the closing market price on a national securities exchange on the trading day immediately prior to exercise, whichever is applicable or, if neither is applicable, then on the basis of the market value of any such fractional interest as shall be reasonably determined by the Company.

      (g) The Company will, within 120 days after the end of each of its fiscal years, mail to the registered holder of this Warrant at the address of such holder shown on the books of the Company a certificate (if the Company has engaged independent public accountants, such certificate shall be prepared by such independent public accountants) (i) specifying the Purchase Price in effect as of the end of such fiscal year and the number of shares of Common Stock, or the kind and amount of any securities or property other than Common Stock purchasable by the holder of this Warrant and (ii) setting forth in reasonable detail the facts requiring any adjustments made during such fiscal year.

3. The Purchase Price shall be subject to adjustment from time to time as follows:

      (a) Adjustments for Issuance of Additional Shares of Common Stock. In the event the Company, shall, at any time, from time to time, issue or sell any shares of additional shares of Common Stock (otherwise than as provided in Section 2 or pursuant to Common Stock Equivalents (hereafter defined) granted or issued prior to the Issuance Date) ("Additional Shares of Common Stock"), at a price per share less than the Purchase Price then in effect or without consideration, then the Purchase Price upon each such issuance shall be reduced to a price equal to the consideration per share paid for such Additional Shares of Common Stock.

      (b) Issuance of Common  Stock  Equivalents.  If the  Company,  at any time after the issue date of this Warrant, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock Equivalents") and the aggregate of the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Company for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the "Aggregate Per Common Share Price") shall be less than the applicable Purchase Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Common Share Price be less than the applicable Purchase Price in effect at the time of such amendment or adjustment, then the applicable Purchase Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (a) of this Section 3 on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent. No adjustment of the applicable Purchase Price shall be made under this subsection (b) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (b). No adjustment shall be made to the Purchase Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Purchase Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

      (c) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents shall be issued or sold:

            (i) in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

            (ii) in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Purchase Price, or the number of shares of Common Stock issuable upon conversion of this Warrant, the determination of the applicable Purchase Price or the number of shares of Common Stock issuable upon conversion of this Warrant immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of this Warrant. In the event Common Stock is issued with other shares or securities or other assets of the Company for consideration which covers both, the consideration computed as provided in this Section 3(c) shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Company.

      (d) Superseding Adjustment. If, at any time after any adjustment of the Purchase Price then in effect shall have been made pursuant to Section 3(a) as the result of any issuance of Common Stock Equivalents, and (x) such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all or a portion of such or the right of conversion or exchange with respect to all or a portion of such Common Stock Equivalents, as the case may be, shall not have been exercised, or (y) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 3(d) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise of Common Stock Equivalents or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Additional Shares of Common Stock are issuable under such Common Stock Equivalents; whereupon a new adjustment of the Purchase Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

      (e) Record Date. In case the Company shall take record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

      (f) Certain Issues Excepted. For purposes of this Warrant, a "Subsequent Financing" shall be defined as any subsequent offer or sale to, or exchange with (or other type of distribution to), any third party of Common Stock or any securities convertible, exercisable or exchangeable into Common Stock, including debt securities so convertible, in a private transaction (collectively, the "Financing Securities") other than a Permitted Financing. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Purchase Price in the case of any Permitted Financing. For purposes of this Warrant, "Permitted Financing" shall mean any transaction involving (1) the Company's issuance of any Financing Securities (other than for cash) in connection with a merger, acquisition or consolidation of the Company,
(2) the Company's issuance of Financing Securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (3) the Company's issuance of Financing Securities in connection with bona fide firm underwritten public offerings of its securities, (4) the Company's issuance of Common Stock or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans as they now exist, (5) as a result of the exercise of options or warrants or conversion of convertible notes or preferred stock which are granted or issued as of December 15, 2006.

4. The Company agrees that (i) a number of shares of Common Stock and other securities and property sufficient to provide for the exercise of this Warrant upon the basis hereinbefore set forth shall at all times during the term of Warrant be reserved for the exercise hereof, and (ii) during the term of this Warrant, it will keep current in filing any forms and other materials required to be filed with the Commission pursuant to the Act and the Securities Exchange Act of 1934, as amended.

5. (a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the closing of the offering, and before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise Form or Notice of Cashless Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Warrantholder hereof at the address of such Warrantholder appearing on the books of the Company) and upon payment of the Exercise Price of the Warrant Stock as provided herein the Warrantholder shall be entitled to receive a certificate for the number of Warrant Stock so purchased. Certificates for the shares of Warrant Stock purchased hereunder shall be delivered to the Warrantholder hereof within twenty (20) trading days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Warrantholder or any other person so designated to be named therein shall be deemed to have become a Warrantholder of record of such shares of Warrant Stock for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Warrantholder, if any, pursuant to Section 6 prior to the issuance of such shares of Warrant Stock, have been paid.

      (b) Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) by delivery of the Warrant, or shares of Common Stock and/or shares of Warrant Stock receivable upon exercise of the Warrant in accordance with Section 5(c) below, or (iii) by a combination of any of the foregoing methods, for the number of shares of Warrant Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares Warrant Stock issuable to the Warrantholder per the terms of this Warrant) and the Warrantholder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock determined as provided herein.

         (c) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Warrantholder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Cashless Exercise Form in which event the Company shall issue to the Warrantholder a number of shares of Warrant Stock computed using the following formula:

                                  X=Y    (A-B)
                                         -----
                                          (A)

      Where:

      X = the number of shares of Warrant Stock to be issued to the Warrantholder on such exercise

      Y = the number of shares of Warrant Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

      A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

      B =   Exercise Price (as adjusted to the date of such calculation)

      (d) "Fair Market Value" shall mean the average 4:00 PM Eastern Standard Time closing bid price of the Company's Common Stock as quoted on the Nasdaq OTC:BB, Pink Sheets or other national market or exchange as reflected on the Bloomberg quotation system ("Closing Bid") on the three (3) trading days immediately following the date of receipt of the Notice of Cashless Exercise Form.

      (e) Notwithstanding anything herein to the contrary, each certificate for Warrant Stock issued hereunder shall bear a legend reading substantially as follows (unless the Company receives an opinion of counsel satisfactory to it that such a legend is not required in order to assure compliance with the Act).

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THESE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SHARES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SHARES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND FROM REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS.

6. All shares of Common Stock or other securities delivered upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and the Company will pay all taxes, if any, in respect of the issuance thereof upon exercise of this Warrant.

7. (a) Subject to the provisions of Paragraph 1 hereof, this Warrant and all rights hereunder are transferable on the books of the Company, upon surrender of this Warrant, with the form of assignment attached hereto duly executed by the registered holder hereof or by his attorney duly authorized in writing, to the Company at its principal office hereinabove referred to, and thereupon there shall be issued in the name of the transferee or transferees, in exchange for this Warrant, a new warrant or warrants or like tenor and date, representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder.

      (b) If this Warrant shall be lost, stolen, mutilated or destroyed, the Company, on such terms as to indemnify or otherwise as it may in its discretion reasonably impose, shall issue a new warrant of like denomination, tenor and date as this Warrant so lost, stolen, mutilated or destroyed. Any such new warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed warrant shall be at any time enforceable by anyone.

      (c) The Company may deem and treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

      (d) This Warrant, including all the rights and obligations granted to the Warrantholder hereunder, shall be specifically enforceable against the Company by the Warrantholder, in addition to and not by way of substitution for, any other remedies available to the Warrantholder, at law or in equity.

      (e) This Warrant, in all events, shall be wholly void and of no effect after the fifth anniversary of the date of issuance of this Warrant.

8. The Warrantholder shall not, by virtue of ownership of this Warrant, be entitled to any rights whatsoever of a shareholder of the Company, but shall, upon written request to the Company, be entitled to receive quarterly or annual reports, or any other reports to shareholders of the Company.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

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IN WITNESS  WHEREOF,  the Company  has caused this  Warrant to be executed as of
__________, 2007, by its duly authorized officer.

                                        GREEN MOUNTAIN CAPITAL, INC.


                                        By:______________________________
                                           Chief Executive Officer

                               NOTICE OF EXERCISE

To:   Green Mountain Capital, Inc.

      (i) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Warrant Stock"), of Green Mountain Capital, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            (ii) Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                  --------------------------------------------------------------
                  (Name)

                  --------------------------------------------------------------
                  (Address)

                  --------------------------------------------------------------

                  --------------------------------------------------------------
                  Social Security or Tax Identification Number

Dated: _________________________


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

                           NOTICE OF CASHLESS EXERCISE

To:   Green Mountain Capital, Inc.

            (1) The undersigned hereby elects to purchase the number of shares of Common Stock (the "Warrant Stock"), of Green Mountain Capital, Inc. as are purchasable pursuant to the terms the formula set forth in Section 5 of the attached Warrant, and makes payment therefore in full by surrender and delivery of this Warrant.

            (iii) (2) Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                  --------------------------------------------------------------
                  (Name)

                  --------------------------------------------------------------
                  (Address)

                  --------------------------------------------------------------

                  --------------------------------------------------------------
                  Social Security or Tax Identification Number

Dated: _________________________


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Print Name

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to ______________________________________________ whose address is
________________________________________________________________________________

________________________________________________________________________________

Dated: ________________________

            Holder's Signature: ________________________________________________

            Holder's Address:   ________________________________________________

                                ________________________________________________

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.